UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 26, 2012

Midstates Petroleum Company, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4400 Post Oak Parkway, Suite 1900 Houston, Texas	77027
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 595-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On September 26, 2012, Midstates Petroleum Company, Inc. (“Midstates”) and Midstates Petroleum Company LLC (“Midstates Sub”), a wholly owned subsidiary of Midstates, entered into an Amendment (the “Amendment”) to the Assignment and First Amendment to the Second Amended and Restated Credit Agreement dated as of September 7, 2012 among Midstates, as parent, Midstates Sub, as borrower, SunTrust Bank, N.A., as administrative agent, and the other lenders and parties party thereto (the “First Amendment”). The First Amendment amended the Second Amended and Restated Credit Agreement dated as of June 8, 2012 among Midstates, as parent, Midstates Sub, as borrower, SunTrust Bank, N.A., as administrative agent, and the other lenders and parties party thereto (as amended, the “Credit Facility”).

The Amendment amends the First Amendment to provide that, upon the consummation of the acquisition contemplated by our Asset Purchase Agreement with Eagle Energy Production, LLC and the satisfaction of other customary conditions, the Credit Facility will be amended to increase the allowance for the incurrence of certain unsecured indebtedness from $275 million to $600 million without a corresponding reduction in the borrowing base. The First Amendment previously provided that the allowance for the incurrence of certain unsecured indebtedness be increased from $275 million to $550 without a corresponding reduction in the borrowing base. All other terms of the First Amendment are unaffected by the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed hereto, as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Amendment to First Amendment to the Second Amended and Restated Credit Agreement, dated as of September 26, 2012, among Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC, SunTrust Bank, as administrative agent, and the other lenders and parties party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: September 27, 2012
	By:	/s/ Thomas L. Mitchell
Thomas L. Mitchell
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.		Description

10.1	—	Amendment to First Amendment to the Second Amended and Restated Credit Agreement, dated as of September 26, 2012, among Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC, SunTrust Bank, as administrative agent, and the other lenders and parties party thereto.

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